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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (Date of earliest event reported): JULY 5, 2005

                             WILLIAMS SCOTSMAN, INC.
             (Exact name of Registrant as specified in its Charter)


                                    MARYLAND
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         (State or other jurisdiction of incorporation or organization)


               033-68444                                52-0665775
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       (Commission File Number)           (I.R.S. Employer Identification No.)


        8211 TOWN CENTER DRIVE
          BALTIMORE, MARYLAND                            21236
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  (Address of principal executive offices)            (Zip Code)


                                 (410) 931-6000
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              (Registrant's telephone number, including area code)


                                      NONE
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               (Former name, former address and former fiscal year
                        - if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_|   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

     |_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.  Other Events.

         On July 5, 2005, Williams Scotsman, Inc. issued a press release announcing that it is amending its previously announced tender offer and consent solicitation for any and all of its outstanding 9 7/8% Senior Notes due 2007 and for any and all of its outstanding 10% Senior Secured Notes due 2008 by (i) extending the consent date to 5:00 P.M., New York City time, on July 21, 2005, unless further extended or terminated; (ii) extending the expiration date to 5:00 P.M., New York City time, on August 24, 2005, unless further extended or terminated and (iii) revising the tender offer consideration from $1,085.13 to $1,081.68 for each $1,000 principal amount of 10% Senior Secured Notes tendered and accepted for payment pursuant to the tender offer. The total consideration and the tender offer consideration for the 9 7/8% Senior Notes will not be affected. In addition, Williams Scotsman, Inc. has amended the tender offer and consent solicitation to grant the holders of the 9 7/8% Senior Notes and the 10% Senior Secured Notes the right to withdraw the validly tendered notes effective after August 29, 2005 if it extends the expiration date of the tender offer and consent solicitation beyond August 29, 2005. The Press Release is attached hereto as Exhibit 99.1 and is incorporated by reference into this filing.



Item 9.01.  Financial Statements and Exhibits.

         (c) Exhibits


EXHIBIT
NUMBER                 DESCRIPTION
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       99.1    Press Release issued on July 5, 2005


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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: July 6, 2005


                                       WILLIAMS SCOTSMAN, INC.



                                       By: /s/ Robert C. Singer
                                           -----------------------------
                                       Name:  Robert C. Singer
                                       Title: Executive Vice President
                                              and Chief Financial Officer




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                                 EXHIBIT INDEX


EXHIBIT
NUMBER                             TITLE
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       99.1    Exhibit 99.1 Press Release issued on July 5, 2005